ILX INCORPORATED
                             1995 STOCK OPTION PLAN



         1.  PURPOSE
             -------

         This Stock Option Plan (the "Plan") is intended to advance the interests of ILX Incorporated (the "Corporation") and its subsidiary corporations, including subsidiaries which become such after adoption of the Plan (the "Subsidiaries"), by inducing persons of outstanding ability and potential to join and remain with the Corporation, by encouraging and enabling employees and non-employee directors to acquire proprietary interests in the Corporation and by providing the participating employees and non-employee directors with additional incentive to promote the success of the Corporation. This is accomplished by providing for the granting of "Options" (which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined) to qualified employees and non-employee directors.

         2.  ADMINISTRATION
             --------------

         The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). Any action taken under this Plan shall be authorized by a majority of the Board at a meeting in which a quorum is present, or by acts reduced to or approved in writing by all of the members of the Board. Subject to the provisions of the Plan, the Board shall from time to time, at its discretion, determine the persons who shall be granted Options, whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option, the amount of stock to be optioned to each such

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person,  and the time or times  Options shall be granted.  No director  shall be eligible to receive an Option under the Plan unless the granting of such Option is approved by a majority of the other Board members.
         Except  as  herein  specifically   provided,   the  interpretation  and
construction by the Board of any provisions of the Plan or of any Option granted under it shall be final. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

         3.  ELIGIBILITY
             -----------

         The persons who shall be eligible to receive Options shall be (i) such key employees (including officers, whether or not they are directors) of the Corporation or its Subsidiaries (as such term is defined in Section 425 of the Internal Revenue Code of 1986, as amended (the "Code")) which the Board shall select; and (ii) any non-employee director of the Corporation or its Subsidiaries which the Board shall select. A "key employee" shall be such person who, in the opinion of the Board, has contributed in the past, or who may be expected to contribute materially in the future, to the success of the Corporation. An optionee may hold more than one Option or Options of either type authorized under the Plan, but only on the terms and subject to the restrictions hereafter set forth.

         4.  STOCK
             -----

         The stock subject to the Options granted under the Plan shall be shares of the Corporation's authorized but unissued or

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reacquired  no par value common stock  (hereafter  sometimes  referred to as the
"Capital Stock"). The aggregate number of shares which may be issued under Options authorized by the Plan shall not exceed 500,000 shares of Capital Stock. The limitations established by each of the preceding sentences shall be subject to adjustment as provided in Article 10 of the Plan. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Capital Stock allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

         5.  TERMS AND CONDITIONS OF OPTIONS
             -------------------------------

         Each Option granted under the Plan shall be authorized by the Board and shall be evidenced by a Stock Option Agreement, which shall be executed by the Corporation and the person to whom the Option is granted. The Stock Option Agreement shall specify the type of Option granted, the number of shares of Capital Stock as to which any Option is granted, the periods during which the Option is exercisable and the purchase price per share thereof.

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

         6.  INCENTIVE  STOCK OPTIONS
             ------------------------

        The Board may grant Options under the Plan which are intended to meet the requirements of Section 422A of the Code, and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422A of the Code (such Options referred to herein as "Incentive Stock Options").

              (a)          Eligibility.
                           -----------

                           An Incentive Stock Option may be granted to any person eligible to receive an Option under the Plan pursuant to Article 3 hereof, except that no Incentive Stock Option shall be granted to a non-employee director of the Corporation or its Subsidiaries.

              (b)          Optionee's Agreement.
                           --------------------

                           Each optionee shall execute an Incentive Stock Option Agreement in such form as the Board shall from time to time determine, such agreement being consistent with the provisions of the Plan. The form of Incentive Stock Option Agreement attached hereto as Exhibit "A" shall be used until the Board shall adopt a different form.

              (c)          Number of Shares; Fair Market Value.
                           -----------------------------------

                           Prior to each grant of an Incentive Stock Option authorized by this Plan, the Board shall determine the fair market value of the Capital Stock. This valuation shall be made based on all relevant factors, including: the economic outlook for the Corporation and its Subsidiaries as of the date the Incentive Stock Option is granted, recent sales of

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         the  Corporation's  stock,  the book value of the  Corporation  and the
         Subsidiaries and their potential earning capacities, and the market price of other enterprises which are engaged in similar lines of business and which are actively traded in an organized national or regional stock exchange. The Board may obtain and rely on the opinions of fair market value made by independent and well-qualified experts.
         If,  however,   the  Corporation's  stock  is  actively  traded  in  an
         established market, the Board shall determine fair market value based on market quotations. Once the Capital Stock's fair market value has been ascertained, the Incentive Stock Option Agreement shall be entered into and shall state the number of shares to which it pertains.

                  (d)      Option Price.
                           -------------

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
                           If immediately prior to the granting of any Incentive Stock Option authorized by this Plan, the employee-optionee does not own stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or its subsidiaries (referred to herein as a "ten percent shareholder"), then the Option price shall be not less than one hundred percent of the fair market value of the Capital Stock (as determined by the Board in accordance with the guidelines set forth in Article 5(c) herein) on the date of the granting of the Incentive Stock Option. If, however, immediately prior to the granting of the Incentive Stock Option, the optionee is a ten percent shareholder, then the Option price shall be not less than one hundred and ten percent of the fair market value of the Capital Stock as of the date the Incentive Stock Option is granted. In determining whether an optionee is a ten percent shareholder, the stock attribution rules of Code Section 425(d) shall apply.

                  (e)      Exercise.
                           --------

                  An Incentive Stock Option shall be exercised by the delivery by the holder thereof to the Corporation at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Incentive Stock Option is being exercised, in such form as the Board shall from time to time determine. The form of Notice of Exercise of Incentive Stock Option attached hereto as

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
         Exhibit "B" shall be used until the Board shall adopt a different form. The purchase price of the shares as to which an Incentive Stock Option is exercised shall be paid in full, in cash, at the time of exercise.

                  (f)      Term of Option and When Exercisable.
                           -----------------------------------

                           No Incentive Stock Option shall be exercisable either in whole or in part prior to twelve months from the date it is granted. Subject to the provisions of Articles 8 and 9, to the extent that an Incentive Stock Option has become exercisable, it may be exercised at any time thereafter, in whole or from time to time in part, prior to the expiration of such Option. Not less than one hundred shares may be purchased at any one time unless the number purchased is the total number at the time left to be purchased under the Option. If the optionee was a ten percent shareholder immediately prior to the granting of the Incentive Stock Option, such Option shall expire five years from the date on which the Option was granted. If the optionee was not a ten percent shareholder immediately prior to the granting of the Incentive Stock Option, such Option shall expire ten years from the date on which it was granted. No Incentive Stock Option may be exercised to any extent after it has expired. The aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Capital Stock with respect to which Incentive Stock Options are exercisable for the first time by optionee during any calendar year (under the

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
         Plan or any other Incentive Stock Option Plan of the Corporation or its Subsidiaries) shall not exceed $100,000.

                  (g)      Early Disposition of Stock.
                           --------------------------

                           At the time each Incentive Stock Option is granted under this Plan, the Option Agreement shall provide that if the optionee acquires stock pursuant to the exercise of the Option and subsequently disposes of such stock within two years from the date on which the Option was granted, or within one year after the exercise of such Option with respect to such stock, the optionee will provide written notice to the Corporation of such disposition, as well as such additional information as the Corporation may request.

        7.   NONSTATUTORY STOCK OPTIONS
             --------------------------

         In addition to or in lieu of the Incentive  Stock Options  described in
Article 6, the Board may grant an Option under the Plan which is not intended to meet the requirements of Section 422A of the Code (such Option referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options shall be subject to the following terms and conditions:

                  (a)      Eligibility.
                           ------------

                           A  Nonstatutory  Stock  Option  may be granted to any
              person  eligible to receive an Option  under the Plan  pursuant to
              Article 3 hereof.

                  (b)      Optionee's Agreement.
                           ---------------------

                           Each  optionee  shall  execute a  Nonstatutory  Stock
              Option Agreement in such form as the Board shall from time to time

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
              determine, such Agreement being consistent with the provisions of the Plan. The form of Nonstatutory Stock Option Agreement attached hereto as Exhibit "C" shall be used until the Board shall adopt a different form.

                  (c)      Number of Shares; Purchase Price.
                           --------------------------------

                           The  number of shares and the  purchase  price of the
              shares subject to a Nonstatutory Stock Option shall be determined by the Board, in its absolute discretion, at the time of the granting of the Nonstatutory Stock Option.

                  (d)      Duration of Option.
                           ------------------

                           A  Nonstatutory  Stock Option  granted under the Plan
              may be of such duration as shall be determined by the Board.

                  (e)      Term of Option and When  Exercisable.
                           ------------------------------------

                           Unless   otherwise   provided  in  the  Stock  Option
              Agreement, a Nonstatutory Stock Option shall be exercisable in whole at any time, or in part from time to time, prior to expiration, but in no case may an Option be exercised as to less than one hundred shares at any one time (or the remaining shares covered by the Option if less than one hundred).

                  (f)       Exercise.
                            ---------

                           A Nonstatutory Stock Option shall be exercised by the
              delivery by the holder thereof to the Corporation at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Nonstatutory Stock Option is being exercised, in such form as the Board shall from time to time determine. The form of

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
              Notice of Exercise of Nonstatutory Stock Option attached hereto as Exhibit "D" shall be used until the Board shall adopt a different form. The purchase price as to which a Nonstatutory Stock Option is exercised shall be paid in full, in cash, at the time of the exercise.

        8.   TERMINATION OF EMPLOYMENT OTHER THAN BY REASON OF DEATH OR
             ----------------------------------------------------------
             DISABILITY
             ----------

         If an optionee shall cease to be employed by the Corporation or its Subsidiaries for any reason other than his death or disability (within the meaning of Code Section 105(d)(4)), such optionee shall have the right to exercise the Incentive Stock Option at any time within three months after such termination of employment (subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date it is granted (five years if the employee is a ten percent shareholder)), to the extent his right to exercise such Option had not previously been exercised at the date of such termination, and it shall thereafter terminate. If an optionee shall die within three months after the termination of employment (for reasons other than disability), his personal representative or persons who have acquired the Incentive Stock Option directly from the optionee by bequest or inheritance may exercise such Option during the remainder of such three month period, but only to the extent that the optionee could have exercised the Option if he had not died.

        9.   DEATH OR DISABILITY OF OPTIONEE
             -------------------------------

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
         If the optionee dies while in the employ of the Corporation or a Subsidiary, or the optionee's employment is terminated due to disability (as described in Code Section 105(d)(4)), and such optionee shall not have fully exercised an Option granted under this Plan, such Option may be fully exercised notwithstanding the exercise limitations set forth in Article 5(f) and Article 8 (but subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of the applicable five or ten year period beginning on the date on which it was granted and only to the extent such Option had not previously been exercised) at any time within one year after the optionee's death or the date of termination of employment due to disability. If the provisions of this Article 9 shall become effective by reason of an optionee's death, then the Options granted under this Plan may be exercised by the optionee's personal representative or by any person or persons who shall have acquired the Option directly from the optionee by bequest or inheritance.

        10.  RECAPITALIZATION
             ----------------

         In the event of changes in the outstanding Capital Stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, exchanges of shares, reorganization, or liquidation, the aggregate number of shares and class of stock available under the Plan, and under each outstanding Option, and the per share exercise price, shall be correspondingly adjusted by the Board consistent with such capital adjustments, provided that no Incentive Stock Option granted pur-suant to this Plan shall be adjusted in a manner that causes the Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Code Section 422A or any other then applicable Code provision.
         The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.
         In the event of a change in the Capital Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Capital Stock within the meaning of the Plan. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, provided that no Incentive Stock Option granted pursuant to this Plan shall be adjusted in a manner that causes the Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Code Section 422A or any other than applicable Code provision.
         Except as hereinbefore expressly provided in this Article 10, the optionee shall have no rights by reason of any stock split or other subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Capital Stock subject to the Option.

        11.  NONTRANSFERABILITY OF OPTION
             ----------------------------

         Each   Option   granted   under   the  Plan   shall  by  its  terms  be
nontransferable by the optionee except by will or the laws of descent and distribution and each Option shall be exercisable, during the optionee's lifetime, only by him.

        12.  RIGHTS AS A STOCKHOLDER
             -----------------------

         The holder of any Option granted under the Plan shall have no rights as a stockholder (including the right to vote or receive dividends) with respect to any shares covered by his Option until the date of the issuance of a stock certificate to him for such shares. Except as specifically and expressly provided in Article 10 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date a stock certificate is issued.

        13.  INVESTMENT PURPOSE
             ------------------

         Each Option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or to distribution, and each Option is granted under the express condition that unless the Capital Stock subject to such Option is registered under the Securities Act of 1933, as amended, and other applicable laws and regulations, such Capital Stock shall not be transferred or sold without such registration, unless in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency. Unless the Capital Stock issued upon the exercise of an Option is registered under the Securities Act of 1933, the certificate for such Capital Stock shall be legended to indicate such transfer restriction.

        14.  OTHER PROVISIONS
             ----------------

         The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Board shall deem advisable. Any Option Agreement applicable to an Incentive Stock Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option will be an "Incentive Stock Option" as defined in Code Section 422A or to conform to any change in the law.

        15.  TERM OF PLAN
             ------------

         Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted, or

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
the date the Plan is approved by the stockholders, whichever is earlier, but no Option shall be granted after the expiration of such ten year period.

        16.  INDEMNIFICATION OF BOARD
             ------------------------

         In addition to such other rights of indemnification as they may have as directors, the members of the Board shall be indemnified by the Corporation
against  the  reasonable  expenses,   including  attorneys'  fees  actually  and
necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a Board member is liable for gross negligence or intentional misconduct in the performance of his duties; provided that within sixty days after institution of any such action, suit or proceeding, a Board member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

        17.  AMENDMENT OF THE PLAN
             ---------------------

         The Board may, insofar as permitted by law, from time to time, with respect to any shares of Capital Stock at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of persons eligible to receive Options or decrease the minimum price at which Options may be exercised. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause Incentive Stock Options issued under it to fail to meet the requirements of Incentive Stock Options as defined in Code Section 422A.

        18.  OPTIONS DISCRETIONARY; NO EMPLOYMENT OBLIGATION
             -----------------------------------------------

         The granting of Options under the Plan shall be entirely discretionary and nothing in the Plan shall be deemed to give any employee any right to participate in the Plan or to receive Options. No obligation of the Corporation as to length of employment shall be implied by the terms of the Plan. The Corporation reserves the same rights to terminate employment of any employee as existed prior to the addition of this Plan.

        19.  NO OBLIGATION TO EXERCISE OPTION
             --------------------------------

        The granting of an Option shall impose no obligation upon the optionee to exercise the Option.

        20.  APPROVAL OF STOCKHOLDERS
             ------------------------

         The Plan shall be subject to approval by the holders of a majority of the outstanding shares of Capital Stock of the Corporation, which approval must occur within the period beginning twelve months before and ending twelve months after the date the Plan is adopted by the Board. In the event such shareholder approval is withheld or otherwise not received within the given time period, the Plan and all Options which may have been granted thereunder shall become null and void.

Date Plan adopted by Board of Directors:  July 17, 1995

Date Plan approved by Stockholders:  _____________________

                                  Certification


         I, the Secretary of ILX Incorporated, an Arizona corporation, certify that the foregoing ILX Incorporated 1995 Stock Option Plan is the Plan adopted by the Board of Directors and approved by the Shareholders on the above dates.

         Dated:  July 17, 1995.



                                            /s/ Stephanie D. Castronova
                                            ----------------------------
                                            Stephanie D. Castronova, Secretary

                                   EXHIBIT "A"

              NOTICE OF GRANT OF INCENTIVE STOCK OPTION TO PURCHASE
                           SHARES OF ILX INCORPORATED

                                           ______________________ 199__


Dear __________:

         At the direction of the Board of Directors of ILX Incorporated (the "Corporation"), you are hereby notified that the Board has granted to you an Incentive Stock Option, pursuant to the 1995 Stock Option Plan (the "Plan") adopted by the Corporation on ____________________, and ratified and approved by the stockholders of the Corporation on ____________________.

         The Incentive Stock Option granted to you is to purchase _____ shares of the _____ par value common stock of the Corporation at the price of $_______ per share. The date of grant of this Incentive Stock Option is the date of this notice, and it is the determination of the Board of Directors that on this date the fair market value of the Corporation's common stock was $_____ per share.

         I enclose a copy of the Plan governing the Incentive Stock Option granted to you, and your attention is directed to all the provisions of the Plan. You will observe that this Incentive Stock Option must be exercised, if at all, by no later than ____ years from the date of this notice.

         Your Incentive Stock Option is in all respects limited and conditioned as provided in the Plan, including, but not limited to, the following:

        1 During the applicable period during which your Incentive Stock Option is exercisable, it may be exercised by you, but only by you, at any time during your lifetime prior to three months following the ter- mination of your employment unless such termination occurred as a result of your becoming disabled (as defined in the Plan), in which case the Options may be exercised prior to twelve months following such termination;

        2 In the event of your death while you are an employee, or within three months from the date of termination of your employment, your Incentive Stock Option may be exercised by your estate, or by the person to whom such right devolves from you by reason of your death, at any time prior to one year after the date of your death or ______ years after the date of this notice, whichever date first arrives;

         3 Your Incentive Stock Option is nontransferable, otherwise than as may be occasioned by your death, and then only to your estate or according to the terms of your Will or the provision of applicable laws of descent and distribution;

         4 In the event that the right to exercise your Incentive Stock Option is passed to your estate, or to a person to whom such right devolves by reason of your death, then your Incentive
                  Stock Option shall be nontransferable in the hands of your executor or administrator or of such person, except that your Incentive Stock Option may be distributed by your executor or administrator to the distributees of your estate.

         5 In the event you wish to dispose of any stock received as a result of the exercise of any Incentive Stock Option received under the Plan within two years of the grant of such Incentive Stock Option or one year following the exercise of such Incentive Stock Option, you must notify the Corporation of and provide the Corporation with information about such disposition, including an opinion of counsel that such disposition will not result in the Corporation being deemed an issuer or underwriter or otherwise receiving negative securities laws consequences. Further, you should be aware that such dispositions may cause adverse tax consequences to arise.

         6 Your right to exercise this Incentive Stock Option vests after you have been an employee of the Corporation for one year after the date of the granting of the Incentive Stock Option. This means that you cannot exercise the Option until that time, and if you leave the Corporation's employ before then, you have no rights hereunder. There may be limits on the number of shares of common stock with respect to which you may exercise your Incentive Stock Option in any calendar year.

         The foregoing statements are qualified in their entirety by reference to the Plan. At the time or times when you wish to exercise this Incentive Stock Option, in whole or in part, please refer to the provisions of the Plan dealing with methods and formalities of exercising your Incentive Stock Option.

         If you wish to accept the Incentive Stock Option, please so indicate by signing the enclosed extra copy of this letter and returning it to the undersigned by _________ . Your timely signing and return of such extra copy is a condition to the grant of the Incentive Stock Option, and will constitute your agreement to be bound by the terms of the Plan with respect to the Incentive Stock Option.

         We suggest that you consult your own tax advisor about the tax consequences of the Incentive Stock Option, its exercise and sales or other disposition of stock you purchase under the Incentive Stock Option.

                                         ILX Incorporated


                                         By:
                                         -----------------------------

                                         Its:
                                         -----------------------------



         I accept the Incentive Stock Option referred to above and agree to be bound by the terms of the Plan with respect to the Incentive Stock Option. Further, I represent to you and agree with you that any shares of stock acquired upon exercise of the Incentive Stock Option will be acquired for investment purposes, and not with a view towards resale or distribution thereof.

         I ACKNOWLEDGE THAT I HAVE RECEIVED, AND HAVE READ AND UNDERSTAND, THE ILX INCORPORATED 1995 STOCK OPTION PLAN. I FURTHER ACKNOWLEDGE THAT I HAVE OR HAVE BEEN GIVEN ACCESS TO ALL INFORMATION CONCERNING THE CORPORATION AND ITS PROSPECTS AS IS NECESSARY TO ALLOW ME TO MAKE A DECISION AS TO THE VALUE OF THE INCENTIVE STOCK OPTION AND INVESTMENT IN THE CORPORATION'S STOCK, AND THAT I HAVE THE SKILL AND EXPERIENCE NECESSARY TO MAKE SUCH DECISIONS.


Date of Signing:

                                                       -------------------------
                                                           Employee's Signature

                                   EXHIBIT "B"

            NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION TO PURCHASE
                           SHARES OF ILX INCORPORATED
                          AND RECORD OF STOCK TRANSFER


         I hereby exercise my Incentive Stock Option granted by The ILX Incorporated 1995 Stock Option Plan subject to all the terms and provisions referred to in the Plan, and notify you of my desire to purchase ________ shares of Common Stock of ILX Incorporated (the "Corporation") which were offered to me pursuant to said Incentive Stock Option. Enclosed is my check in the sum of $______ in full payment for such shares.
         I hereby represent that the _____________ shares of the Corporation's Common Stock to be delivered to me pursuant to the above-mentioned exercise of the Incentive Stock Option granted to me on _________ are being acquired by me as an investment and not with a view to, or for sale in connection with, the distribution of any such shares. I further represent that I have or have been given access to all information necessary to allow me to make a decision as to the advisability of an investment in the Corporation's stock and the value of such stock, and that I have the skill and experience necessary to make such decision.

DATED: _________________, 19__

                                                       -------------------------
                                                           Employee's Signature

         Receipt is hereby acknowledged of the delivery to me by ________________________ on _____________ of stock certificates for _______
shares of Common Stock purchased by me pursuant to the terms and conditions of The ILX Incorporated 1995 Stock Option Plan referred to above, which shares were transferred to me on ILX Incorporated's stock record books on _____________.


                                                       -------------------------
                                                           Employee

                                   EXHIBIT "C"

            NOTICE OF GRANT OF NONSTATUTORY STOCK OPTION TO PURCHASE
                           SHARES OF ILX INCORPORATED
                          ______________________ 199__

Dear __________:

         At the direction of the Board of Directors of ILX Incorporated (the "Corporation"), you are hereby notified that the Board has granted to you a Nonstatutory Stock Option (the "Option"), pursuant to the 1995 Stock Option Plan (the "Plan") adopted by the Corporation on _____________________, and ratified and approved by the stockholders of the Corporation on __________________, 199__.

         The Option granted to you is to purchase _____ shares of the _____ par value common stock of the Corporation at the price of $_____ per share. The date of grant of this Option is the date of this notice.

         I enclose a copy of the Plan governing the Option granted to you, and your attention is directed to all the provisions of the Plan. You will observe that this Option must be exercised, if at all, by no later than _____ years and one day from the date of this notice.

         Your Option is in all respects limited and conditioned as provided in the Plan, including, but not limited to, the following:

         1 During the applicable period during which your Option is exercisable, it may be exercised by you (to the extent such exercise right is vested), but only by you, at any time during your lifetime prior to three months following the termination of your employment unless such termination occurred as a result of your becoming disabled (as defined in the Plan), in which case the Options may be exercised prior to twelve months following such termination;

         2 In the event of your death while you are an employee, or within three months from the date of termination of your employment, your Option may be exercised by your estate, or by the person to whom such right devolves from you by reason of your death, at any time prior to one year after the date of your death or _____ years and one day after the date of this notice, whichever date first arrives;

         3 Your Option is nontransferable, otherwise than as may be occasioned by your death, and then only to your estate or according to the terms of your Will or the provision of applicable laws of descent and distribution;

         4 In the event that the right to exercise your Option is passed to your estate, or to a person to whom such right devolves by reason of your death, then your Option shall be nontransferable in the hands of your executor or administrator or of such person, except that your Option may be distributed by your executor or administrator to the distributees of your estate.

         5 In the event you wish to dispose of any stock received as a result of the exercise of any Option received under the Plan within two years of the grant of such Option or one year following the exercise of such Option, you must notify the Corporation of and provide the Corporation with information about such disposition, including an opinion of counsel that such disposition will not result in the Corporation being deemed an issuer or underwriter or otherwise receiving negative securities laws consequences. Further, you should be aware that such dispositions may cause adverse tax consequences to arise.

         6 Your right to exercise the Option vests after you have been an employee or a non-employee director for one year after the date of the granting of the Option. This means that you cannot exercise the Option until that date, and you will have no rights hereunder if you leave the Corporation's employ or cease to be a director before then.

         The foregoing statements are qualified in their entirety by reference to the Plan. At the time or times when you wish to exercise this Option, in whole or in part, please refer to the provisions of the Plan dealing with methods and formalities of exercising your Option.

         If you wish to accept the Option, please so indicate by signing the enclosed extra copy of this letter and returning it to the undersigned by _______________. Your timely signing and return of such extra copy is a condition to the grant of the Option, and will constitute your agreement to be bound by the terms of the Plan with respect to the Option.

         We suggest that you consult your own tax advisor about the tax consequences of the Option, its exercise and sales or other disposition of stock you purchase under the Option.

                                ILX Incorporated
                           By: _______________________
                          Its: _______________________

         I accept the Nonstatutory Stock Option referred to above and agree to be bound by the terms of the Plan with respect to the Option. Further, I represent to you and agree with you that any shares of stock acquired upon exercise of the Option will be acquired for investment purposes, and not with a view towards resale or distribution thereof.

         I ACKNOWLEDGE THAT I HAVE RECEIVED, AND HAVE READ AND UNDERSTAND, THE ILX INCORPORATED 1995 STOCK OPTION PLAN. I FURTHER ACKNOWLEDGE THAT I HAVE OR HAVE BEEN GIVEN ACCESS TO ALL INFORMATION CONCERNING THE CORPORATION AND ITS PROSPECTS AS IS NECESSARY TO ALLOW ME TO MAKE A DECISION AS TO THE VALUE OF THE OPTION AND INVESTMENT IN THE CORPORATION'S STOCK, AND THAT I HAVE THE SKILL AND EXPERIENCE NECESSARY TO MAKE SUCH DECISIONS.


Date of Signing:

-------------------------------                        -------------------------
                                                           Employee's Signature

                                   EXHIBIT "D"

           NOTICE OF EXERCISE OF NONSTATUTORY STOCK OPTION TO PURCHASE
                           SHARES OF ILX INCORPORATED
                          AND RECORD OF STOCK TRANSFER


         I hereby exercise my Nonstatutory Stock Option granted by The ILX Incorporated 1995 Stock Option Plan subject to all the terms and provisions referred to in the Plan, and notify you of my desire to purchase ________ shares of Common Stock of ILX Incorporated (the "Corporation") which were offered to me pursuant to said Nonstatutory Stock Option. Enclosed is my check in the sum of $_______ in full payment for such shares.
         I hereby represent that the _____________ shares of the Corporation's Common Stock to be delivered to me pursuant to the above-mentioned exercise of the Nonstatutory Stock Option granted to me on _________ are being acquired by me as an investment and not with a view to, or for sale in connection with, the distribution of any such shares. I further represent that I have or have been given access to all information necessary to allow me to make a decision as to the advisability of an investment in the Corporation's stock and the value of such stock, and that I have the skill and experience necessary to make such decision.

DATED: _________________, 19__

                                                      --------------------------
                                                           Employee's Signature

         Receipt is hereby acknowledged of the delivery to me by ____________________ on _______________ of stock certificates for __________
shares of Common Stock purchased by me pursuant to the terms and conditions of The ILX Incorporated 1995 Stock Option Plan referred to above, which shares were transferred to me on ILX Incorporated's stock record books on _______________.



                                                      --------------------------
                                                           Employee


                                        2